Exhibit 10.21

EXECUTION COPY

AMENDMENT NO. 6 TO LOAN AGREEMENT

This AMENDMENT NO. 6 TO LOAN AGREEMENT (this “Amendment”), dated as of May 27, 2016 (the “Sixth Amendment Date”), is made by and among THE PERSONS IDENTIFIED AS BORROWERS ON THE SIGNATURE PAGES HERETO (collectively, the “Borrowers”); IH3 PROPERTY HOLDCO L.P. (the “Parent” and collectively with the Borrowers, the “Relevant Parties”); THE LENDERS PARTY HERETO (collectively, the “Lenders”); WELLS FARGO BANK, N.A., as Calculation Agent, Paying Agent and Securities Intermediary; DEUTSCHE BANK AG, NEW YORK BRANCH (“Deutsche Bank”), as the resigning Administrative Agent under the Loan Agreement described below (in such capacity, the “Resigning Administrative Agent”); GERMAN AMERICAN CAPITAL CORPORATION (“GACC”), as the resigning Collateral Agent under the Loan Agreement (in such capacity, the “Resigning Collateral Agent”); and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as the successor Administrative Agent (in such capacity, the “Successor Administrative Agent”) and successor Collateral Agent (in such capacity, the “Successor Collateral Agent”) under that certain Loan Agreement dated as of December 19, 2013 by and among the Relevant Parties, the Lenders, the Calculation Agent, Paying Agent and Securities Intermediary, the Resigning Collateral Agent, and the Resigning Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

RECITALS

WHEREAS, the Borrowers have requested that certain amendments be made to the Loan Agreement on the terms and conditions set forth below.

WHEREAS, the Lenders party hereto, the Resigning Administrative Agent, the Successor Administrative Agent, the Resigning Collateral Agent, the Successor Collateral Agent, the Calculation Agent, the Paying Agent and the Securities Intermediary have agreed to make such requested amendments to the Loan Agreement.

NOW, THEREFORE, in consideration of the continued performance by the Borrowers of their respective promises and obligations under the Loan Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Parent (solely with respect to Section 6(f) below), the Lenders party hereto, the Resigning Administrative Agent, the Successor Administrative Agent, the Resigning Collateral Agent, the Successor Collateral Agent, the Calculation Agent, the Paying Agent and the Securities Intermediary hereby agree as follows:

AGREEMENT

1. Appointment of Successor Administrative Agent. Subject to the satisfaction of the conditions precedent set forth in Section 4 below:

(a) The Resigning Administrative Agent hereby resigns as Administrative Agent under the Loan Agreement and the other Loan Documents.

(b) The Lenders and the Borrowers agree that, effective as of the date hereof, the Successor Administrative Agent is hereby appointed as successor Administrative Agent under the Loan Agreement and the other Loan Documents. Effective as of the date hereof, the Successor Administrative Agent hereby accepts its appointment as Administrative Agent under the Loan Agreement and the other Loan Documents.

(c) In accordance with Section 9.07 of the Loan Agreement, the Resigning Administrative Agent is discharged from its duties and obligations under the Loan Agreement and the other Loan Documents; provided that, notwithstanding the effectiveness of such resignation, the provisions of Article VIII, Article IX and Section 10.09 of the Loan Agreement and any other similar provisions in each other Loan Document shall continue in effect for the benefit of the Resigning Administrative Agent and its Related Parties in respect of any actions taken or omitted to be taken by any of them while the Resigning Administrative Agent was acting as Administrative Agent under the Loan Agreement or any of the other Loan Documents. In accordance with Section 9.07 of the Loan Agreement, the Successor Administrative Agent is hereby vested with all the rights, powers, privileges and duties of the Administrative Agent under the Loan Agreement. For the avoidance of doubt, each party hereto agrees that neither the Successor Administrative Agent nor any of its Related Parties shall have any liability in respect of any actions taken or omitted to be taken by the Resigning Administrative Agent or its Related Parties while the Resigning Administrative Agent was acting as Administrative Agent under the Loan Agreement or any other Loan Document. For purposes of this Amendment, “Related Parties” means, with respect to any Person, its affiliates, agents, advisors and sub-agents and the parent company or holding company that controls such Person.

(d) The Resigning Administrative Agent and each of the other parties hereto authorizes (including without limitation to the extent contemplated under Section 9-509(d) of the UCC) the Successor Administrative Agent to file any UCC assignments or amendments with respect to the UCC financing statements and other filings in respect of the Collateral as the Successor Administrative Agent deems necessary or desirable to evidence its succession as Administrative Agent under the Loan Agreement and the other Loan Documents. The Resigning Administrative Agent shall deliver, or cause to be delivered, to the Successor Administrative Agent (or its counsel) reasonably promptly on or after the date hereof, all certificated securities and items of possessory Collateral in the possession of the Resigning Administrative Agent.

(e) Effective as of the date hereof, the Resigning Administrative Agent hereby assigns to the Successor Administrative Agent all Liens on the Collateral held by it which secure the Obligations, and assigns, transfers and delivers to the Successor Administrative Agent all right, title and interest of the Resigning Administrative Agent in and to the Collateral and all rights and powers of the Resigning Administrative Agent with respect to the Collateral under the Loan Documents to which it is a party. From and after the date hereof, the Resigning Administrative Agent shall execute and deliver to the Successor Administrative Agent such additional instruments and documents as may be reasonably requested by the Successor Administrative Agent to effectuate such assignment of Liens in form and substance reasonably acceptable to the Resigning Administrative Agent at no cost, recourse or liability to the Resigning Administrative Agent (including, without limitation, with respect to any recordation fees, charges or taxes with respect thereto). The Successor Administrative Agent hereby appoints the Resigning Administrative Agent, and the Resigning Administrative Agent hereby accepts such appointment, to act as the Successor Administrative Agent’s agent for perfection purposes from and after the date hereof with respect to any liens or security interests in the Collateral which may not have been effectively transferred or assigned to the Successor Administrative Agent on the date hereof; provided, however, that (i) such agency shall be for perfection purposes only, (ii) the Resigning Administrative Agent shall be under no duty or obligation whatsoever to the Successor Administrative Agent or the Lenders with respect thereto (including, without limitation, with respect to the maintenance of such perfection or Collateral, the filing of UCC continuation statements, or the taking (or omission) of any enforcement action or the exercise of rights or remedies with respect to such liens, security interests or the Collateral) and (iii) for the avoidance of doubt, the Resigning Administrative Agent shall be entitled to all of the continuing benefits and protections afforded to it under the Loan Documents or provided in paragraph (c) above.

2. Appointment of Successor Collateral Agent. Subject to the satisfaction of the conditions precedent set forth in Section 4 below:

(a) The Resigning Collateral Agent hereby resigns as Collateral Agent under the Loan Agreement and the other Loan Documents.

(b) The Lenders and the Borrowers agree that, effective as of the date hereof, the Successor Collateral Agent is hereby appointed as successor Collateral Agent under the Loan Agreement and the other Loan Documents. Effective as of the date hereof, the Successor Collateral Agent hereby accepts its appointment as Collateral Agent under the Loan Agreement and the other Loan Documents.

(c) In accordance with Section 9.07 of the Loan Agreement, the Resigning Collateral Agent is discharged from its duties and obligations under the Loan Agreement and the other Loan Documents; provided that, notwithstanding the effectiveness of such resignation, the provisions of Article VIII, Article IX and Section 10.09 of the Loan Agreement and any other similar provisions in each other Loan Document shall continue in effect for the benefit of the Resigning Collateral Agent and its Related Parties in respect of any actions taken or omitted to be taken by any of them while the Resigning Collateral Agent was acting as Collateral Agent under the Loan Agreement or any of the other Loan Documents. In accordance with Section 9.07 of the Loan Agreement, the Successor Collateral Agent is hereby vested with all the rights, powers, privileges and duties of the Collateral Agent under the Loan Agreement. For the avoidance of doubt, each party hereto agrees that neither the Successor Collateral Agent nor any of its Related Parties shall have any liability in respect of any actions taken or omitted to be taken by the Resigning Collateral Agent or its Related Parties while the Resigning Collateral Agent was acting as Collateral Agent under the Loan Agreement or any other Loan Document.

(d) The Resigning Collateral Agent and each of the other parties hereto authorizes (including without limitation to the extent contemplated under Section 9-509(d) of the UCC) the Successor Collateral Agent to file any UCC assignments or amendments with respect to the UCC financing statements and other filings in respect of the Collateral as the Successor Collateral Agent deems necessary or desirable to evidence its succession as Collateral Agent under the Loan Agreement and the other Loan Documents.

(e) Effective as of the date hereof, the Resigning Collateral Agent hereby assigns to the Successor Collateral Agent all Liens on the Collateral held by it which secure the Obligations, and assigns, transfers and delivers to the Successor Collateral Agent all right, title and interest of the Resigning Collateral Agent in and to the Collateral and all rights and powers of the Resigning Collateral Agent with respect to the Collateral under the Loan Documents to which it is a party. From and after the date hereof, the Resigning Collateral Agent shall execute and deliver to the Successor Collateral Agent such additional instruments and documents as may be reasonably requested by the Successor Collateral Agent to effectuate such assignment of Liens in form and substance acceptable to the Resigning Collateral Agent at no cost, recourse or liability to the Resigning Collateral Agent (including, without limitation, with respect to any recordation fees, charges or taxes with respect thereto). The Successor Collateral Agent hereby appoints the Resigning Collateral Agent, and the Resigning Collateral Agent hereby accepts such appointment, to act as the Successor Collateral Agent’s agent for perfection purposes from and after the date hereof with respect to any liens or security interests in the Collateral which may not have been effectively transferred or assigned to the Successor Collateral Agent on the date hereof; provided, however, that (i) such agency shall be for perfection purposes only, (ii) the Resigning Collateral Agent shall be under no duty or obligation whatsoever to the Successor Collateral Agent or the Lenders with respect thereto (including, without limitation, with respect to the maintenance of such perfection or Collateral, the filing of UCC continuation statements, or the taking (or omission) of any enforcement action or the exercise of rights or remedies with respect to such liens, security interests or the Collateral)

and (iii) for the avoidance of doubt, the Resigning Collateral Agent shall be entitled to all of the continuing benefits and protections afforded to it under the Loan Documents or provided in paragraph (c) above.

3. Amendment of the Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below:

(a) The Loan Agreement is hereby amended to read as set forth in the document attached as Exhibit A hereto; and

(b) Schedule III to the Loan Agreement is hereby amended and restated in the form attached as Exhibit B hereto.

4. Effectiveness of this Amendment; Conditions Precedent. The provisions of this Amendment shall be deemed to have become effective as of the date of this Amendment, but such effectiveness shall be expressly conditioned upon (a) the Successor Administrative Agent’s receipt of (i) a counterpart of this Amendment executed and delivered by duly authorized signatories of the Relevant Parties, each Lender, the Successor Administrative Agent, the Resigning Administrative Agent, the Successor Collateral Agent, the Resigning Collateral Agent, the Calculation Agent, the Paying Agent and the Securities Intermediary, (ii) a fully executed Reaffirmation in the form attached hereto as Exhibit C executed by Blackstone, (iii) a fully executed Reaffirmation in the form attached as Exhibit D executed by the Parent, the Equity Owner, the Parent Equity Owner, the Equity Owner GP and the Borrower GP and (iv) each of the documents, opinions, and certificates set forth on the Closing List attached hereto as Exhibit E and (b) receipt by the Administrative Agent and each Lender of all fees, costs, and expenses due and payable on or prior to the date hereof.

5. Post-Closing Covenant. No later than 10 Business Days after the Sixth Amendment Date (or such later date or dates as the Successor Administrative Agent may agree in writing in its sole discretion), the Borrowers shall deliver to the Successor Administrative Agent the completed endorsement to the general liability insurance certificate, in form and substance reasonably satisfactory to the Successor Administrative Agent.

6. Miscellaneous.

(a) Headings. The various headings of this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

(b) Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

(c) Interpretation. No provision of this Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party’s having or being deemed to have structured, drafted or dictated such provision.

(d) Complete Agreement; Conflict of Terms. This Amendment constitutes the complete agreement between the parties with respect to the subject matter hereof, and supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect thereto. In the event of any inconsistency between the provisions of this Amendment and any provision of the Loan Agreement, the terms and provisions of this Amendment shall govern and control.

(e) Representations, Warranties and Covenants.

(i) Each of the Relevant Parties hereby represents and warrants that this Amendment and the Loan Agreement as modified by this Amendment constitute the legal, valid and binding obligations of such Person, enforceable against it in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability.

(ii) Each Relevant Party hereby represents and warrants that its execution, delivery and performance of this Amendment and its performance of the Loan Agreement, as modified by this Amendment, have been duly authorized by all necessary action and: (i) will not contravene such Relevant Party’s Constituent Documents, (ii) will not result in any violation of the provisions of any statute or any order, rule or regulation of any Governmental Authority having jurisdiction over any such Relevant Party or any of such Relevant Party’s properties or assets, (iii) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under the terms of any indenture, mortgage, deed of trust, deed to secure debt, loan agreement, management agreement or other agreement or instrument to which any such Relevant Party is a party or to, which any of such Relevant Party’s property or assets is subject, that could, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect and (iv) except for Liens permitted under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the assets of any such Relevant Party.

(iii) Each Relevant Party hereby represents and warrants that (1) no Default or Event of Default has occurred and is continuing and (2) all of the representations and warranties of such Relevant Party contained in the Loan Agreement and in each other Loan Document to which it is a party are true and correct in all respects for representations and warranties qualified as to materiality, and true and correct in all material respects for representations and warranties not qualified as to materiality (unless such representation or warranty expressly relates to an earlier date in which case such representation or warranty shall be true and correct as of such earlier date) as of the date of such Relevant Party’s execution and delivery hereof or thereof as though made on and as of such date.

(f) Reaffirmation, Ratification and Acknowledgment; Reservation. Each Relevant Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Successor Administrative Agent, under each Loan Document to which it is a party, (ii) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents, and (iii) agrees that neither such ratification and reaffirmation, nor the Successor Administrative Agent’s or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from such Relevant Party with respect to any subsequent modifications to the Loan Agreement or the other Loan Documents. Each of the Loan Agreement and the other Loan Documents shall remain in full force and effect and is hereby ratified and confirmed. This Amendment shall constitute a Loan Document for purposes of the Loan Agreement.

(g) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(h) Effect. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Loan Agreement as modified hereby and each reference in the other Loan Documents to the Loan Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Loan Agreement, as modified hereby. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Loan Agreement shall remain the same.

(i) No Novation or Amendment. Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, the Successor Administrative Agent or any Lender under the Loan Agreement or any other Loan Document, (ii) constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents or of any Default or Event of Default that may have occurred and be continuing or (iii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(j) Successor Administrative Agent’s Expenses. Without limiting the provisions of Section 10.09 of the Loan Agreement, the Borrowers hereby jointly and severally agree to promptly reimburse the Successor Administrative Agent for all of the reasonable out-of-pocket expenses, including, without limitation, reasonable attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment.

***

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

IH3 PROPERTY PHOENIX, L.P.
IH3 PROPERTY WEST, L.P.
IH3 PROPERTY GEORGIA, L.P.
IH3 PROPERTY FLORIDA, L.P.
IH3 PROPERTY ILLINOIS, L.P.
IH3 PROPERTY WASHINGTON, L.P.
IH3 PROPERTY NEVADA, L.P.
IH3 PROPERTY NORTH CAROLINA, L.P.
IH3 PROPERTY MINNESOTA, L.P.

By:	IH3 Property Level GP LLC, as General Partner of each of the foregoing Delaware limited partnerships

By:	/s/ Jonathan Olsen
Name:	Jonathan Olsen
Title:	Senior Vice President and Managing Director

IH3 PROPERTY HOLDCO L.P.

By:	IH3 Property Holdco GP LLC, as General Partner

By:	/s/ Jonathan Olsen
Name:	Jonathan Olsen
Title:	Senior Vice President and Managing Director

Signature Page to

Amendment No. 6 to Loan Agreement

JPMORGAN CHASE BANK, N.A.,
as Successor Administrative Agent and a Lender

By:	/s/ Raj Kothari
Name:	Raj Kothari
Title:	Executive Director

JPMORGAN CHASE BANK, N.A.,
as Successor Collateral Agent

By:	/s/ Raj Kothari
Name:	Raj Kothari
Title:	Executive Director

Signature Page to

Amendment No. 6 to Loan Agreement

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Resigning Administrative Agent

By:	/s/ R. Christopher Jones
Name:	R. Christopher Jones
Title:	Director

By:	/s/ Menahem Namer
Name:	Menahem Namer
Title:	Director

GERMAN AMERICAN CAPITAL CORPORATION,
as Resigning Collateral Agent

By:	/s/ R. Christopher Jones
Name:	R. Christopher Jones
Title:	Director

By:	/s/ Menahem Namer
Name:	Menahem Namer
Title:	Director

Signature Page to

Amendment No. 6 to Loan Agreement

WELLS FARGO BANK, N.A.,
as Calculation Agent, Paying Agent, and Securities Intermediary

By:	/s/ Mark DeFabio
Name:	Mark DeFabio
Title:	Vice President

Signature Page to

Amendment No. 6 to Loan Agreement

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender

By:	/s/ R. Christopher Jones
Name:	R. Christopher Jones
Title:	Director

By:	/s/ Menahem Namer
Name:	Menahem Namer
Title:	Director

Signature Page to

Amendment No. 6 to Loan Agreement